January 31, 2013

DREYFUS INVESTMENT GRADE FUNDS, INC.

-DREYFUS INTERMEDIATE TERM INCOME FUND

Supplement to Summary and Statutory Prospectus

dated December 1, 2012

            The following information supplements the information contained in the section of the fund’s prospectus entitled “Fees and Expenses”:

Effective February 1, 2013, The Dreyfus Corporation has contractually agreed, until January 31, 2014, to waive receipt of its fees and/or assume the expenses of the fund’s Class I shares, so that the expenses of the fund’s Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.55%.